Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE - 4Q 2010 February 16, 2011 AMERICAN CAMPUS COMMUNITIES

TABLE OF CONTENTS :: AMERICAN CAMPUS COMMUNITIES Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2011/2012 Leasing Status - Summary 9 2011/2012 Leasing Status - By Property 10 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16

FINANCIAL HIGHLIGHTS :: $ in thousands, except per share data

Operating Data	Three Months Ended December 31,				Year Ended December 31,			
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Total revenues	$ 98,135	$ 81,509	$ 16,626	20.4%	$344,991	$304,946	$ 40,045	13.1%
Operating income	28,596	24,967	3,629		86,942	65,733	21,209	
Net income (loss) attributable to ACC	13,726	(2,003)	15,729		16,210	(12,840)	29,050	
Net income (loss) per share - basic	0.20	(0.04)			0.27	(0.28)		
Net income (loss) per share - diluted	0.20	(0.04)			0.26	(0.28)		
FFO	35,367	25,796	9,571		97,298	75,031	22,267	
FFO per share—diluted	0.52	0.48			1.64	1.49		
FFOM	30,927	23,226	7,701		93,856	71,559	22,297	
FFOM per share—diluted	0.45	0.43			1.58	1.42		

Operating Statistics	December 31, 2010	December 31, 2009
Debt to total market capitalization[1 2]	36.6%	43.0%
Interest coverage[3]	2.77	2.35

1 Excludes debt related to our on-campus participating properties of $81.8 million and $84.1 million as of December 31, 2010 and 2009, respectively, as well as net unamortized debt premiums of $9.9 million and discounts of $4.7 million as of December 31, 2010 and 2009, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $1.8 million and $33.0 million as of December 31, 2010 and 2009, respectively.

2 Market capitalization is calculated based on a common share price of $31.76 and $28.10 as of December 31, 2010 and 2009, respectively, and fully diluted common shares totaling 68.5 million and 54.0 million as of December 31, 2010 and 2009, respectively.

3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with on-campus participating properties and the Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS COMMUNITIES :: 1

CONSOLIDATED BALANCE SHEETS :: $ in thousands

	December 31, 2010 (unaudited)	December 31, 2009
Assets		
Investments in real estate:		
Wholly-owned properties, net	$ 2,433,844	$ 2,014,970
On-campus participating properties, net	62,486	65,690
Investments in real estate, net	2,496,330	2,080,660
Cash and cash equivalents	113,507	66,093
Restricted cash	26,764	29,899
Student contracts receivable, net	5,736	5,381
Other assets	51,147	52,948
Total assets	**$ 2,693,484**	**$ 2,234,981**
Liabilities and equity		
Liabilities:		
Secured mortgage, construction and bond debt	$ 1,144,103	$ 1,029,455
Senior secured term loan	100,000	100,000
Secured agency facility	101,000	94,000
Accounts payable and accrued expenses	34,771	26,543
Other liabilities	61,011	45,487
Total liabilities	1,440,885	1,295,485
Redeemable noncontrolling interests	34,704	36,722
Equity:		
American Campus Communities, Inc. and Subsidiaries stockholders' equity:		
Common stock	667	521
Additional paid in capital	1,468,179	1,092,030
Accumulated earnings and dividends	(249,381)	(189,165)
Accumulated other comprehensive loss	(5,503)	(4,356)
Total American Campus Communities, Inc. and Subsidiaries stockholders' equity	1,213,962	899,030
Noncontrolling interests	3,933	3,744
Total equity	1,217,895	902,774
Total liabilities and equity	**$ 2,693,484**	**$ 2,234,981**

AMERICAN CAMPUS COMMUNITIES :: 2

CONSOLIDATED STATEMENTS OF OPERATIONS ::
$ in thousands, except share and per share data

	Three Months Ended December 31,			Year Ended December 31,		
	2010	2009	$ Change	2010	2009	$ Change
	(unaudited)			(unaudited)		
Revenues						
Wholly-owned properties	$ 86,796	$ 70,093	$ 16,703	$ 301,747	$ 267,294	$ 34,453
On-campus participating properties	7,868	7,498	370	23,975	22,727	1,248
Third-party development services	1,044	1,317	(273)	9,302	5,015	4,287
Third-party management services	2,061	2,219	(158)	8,670	8,795	(125)
Resident services	366	382	(16)	1,297	1,115	182
Total revenues	**98,135**	**81,509**	**16,626**	**344,991**	**304,946**	**40,045**
Operating expenses						
Wholly-owned properties	37,612	30,230	7,382	143,037	130,147	12,890
On-campus participating properties	2,616	2,697	(81)	10,492	10,200	292
Third-party development and management services	4,132	2,621	1,511	12,781	11,250	1,531
General and administrative	2,476	2,711	(235)	11,561 [1]	10,955	606
Depreciation and amortization	21,971	17,654	4,317	77,234	74,554	2,680
Ground/facility leases	732	629	103	2,944	2,107	837
Total operating expenses	**69,539**	**56,542**	**12,997**	**258,049**	**239,213**	**18,836**
Operating income	**28,596**	**24,967**	**3,629**	**86,942**	**65,733**	**21,209**
Nonoperating income and (expenses)						
Interest income	112	19	93	187	118	69
Interest expense	(15,150)	(15,957)	807	(60,654)	(61,192)	538
Amortization of deferred financing costs	(1,190)	(1,042)	(148)	(4,485)	(3,435)	(1,050)
Income (loss) from unconsolidated joint ventures	111	(129)	240	(2,023)	(2,073)	50
Other nonoperating income	1,793	-	1,793	5,694	402	5,292
Total nonoperating expenses	**(14,324)**	**(17,109)**	**2,785**	**(61,281)**	**(66,180)**	**4,899**
Income (loss) before income taxes and discontinued operations	14,272	7,858	6,414	25,661	(447)	26,108
Income tax provision	(142)	(135)	(7)	(570)	(540)	(30)
Income (loss) from continuing operations	**14,130**	**7,723**	**6,407**	**25,091**	**(987)**	**26,078**
Discontinued operations						
Loss attributable to discontinued operations	-	(290)	290	(4,288)	(2,115)	(2,173)
Loss from disposition of real estate	-	(9,358)	9,358	(3,705)	(9,358)	5,653
Total discontinued operations	-	**(9,648)**	**9,648**	**(7,993)**	**(11,473)**	**3,480**
Net income (loss)	**14,130**	**(1,925)**	**16,055**	**17,098**	**(12,460)**	**29,558**
Net income attributable to noncontrolling interests	(404)	(78)	(326)	(888)	(380)	(508)
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	**$ 13,726**	**$ (2,003)**	**$ 15,729**	**$ 16,210**	**$ (12,840)**	**$ 29,050**
Net income (loss) per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders						
Basic	$ 0.20	$ (0.04)		$ 0.27	$ (0.28)	
Diluted	$ 0.20	$ (0.04)		$ 0.26	$ (0.28)	
Weighted-average common shares outstanding						
Basic	66,817,937	52,208,834		57,682,808	48,706,480	
Diluted	68,365,860	52,671,868		59,338,227	48,706,480	

[1] General and administrative expenses for the year ended December 31, 2010 include $1.0 million of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees. Under previous accounting guidance, such costs would have been capitalized as part of the acquisition; however, under new accounting requirements, these costs are expensed in the period incurred.

AMERICAN CAMPUS COMMUNITIES :: 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS ::
unaudited, $ in thousands, except share and per share data

	Three Months Ended December 31,			Year Ended December 31,		
	2010	2009	$ Change	2010	2009	$ Change
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	$ 13,726	$ (2,003)	$ 15,729	$ 16,210	$ (12,840)	$ 29,050
Noncontrolling interests	404	78	326	888	380	508
Loss from disposition of real estate	-	9,358	(9,358)	3,705	9,358	(5,653)
(Income) loss from unconsolidated joint ventures	(111)	129	(240)	2,023	2,073	(50)
FFO from unconsolidated joint ventures[1]	23	401	(378)	(1,195)	246	(1,441)
Real estate related depreciation and amortization	21,325	17,833	3,492	75,667	75,814	(147)
Funds from operations ("FFO")	**35,367**	**25,796**	**9,571**	**97,298**	**75,031**	**22,267**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net income from on-campus participating properties	(2,367)	(1,905)	(462)	(1,809)	(1,319)	(490)
Amortization of investment in on-campus participating properties	(1,092)	(1,081)	(11)	(4,345)	(4,350)	5
FFO from Hampton Roads unconsolidated joint venture[2]	-	(288)	288	160	(288)	448
	31,908	22,522	9,386	91,304	69,074	22,230
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow[3]	449	371	78	1,710	979	731
Management fees	363	333	30	1,086	1,042	44
Impact of on-campus participating properties	812	704	108	2,796	2,021	775
Gain on remeasurement of equity method investments[4]	(197)	-	(197)	(4,098)	-	(4,098)
Elimination of provision for asset impairment - wholly-owned property[5]	-	-	-	4,036	-	4,036
Elimination of provision for asset impairments - unconsolidated joint ventures[6]	-	-	-	1,414	464	950
Gain on insurance settlement[7]	(1,596)	-	(1,596)	(1,596)	-	(1,596)
Funds from operations-modified ("FFOM")	**$ 30,927**	**$ 23,226**	**$ 7,701**	**$ 93,856**	**$ 71,559**	**$ 22,297**
FFO per share - diluted	**$ 0.52**	**$ 0.48**		**$ 1.64**	**$ 1.49**	
FFOM per share - diluted	**$ 0.45**	**$ 0.43**		**$ 1.58**	**$ 1.42**	
Weighted average common shares outstanding - diluted	**68,480,823**	**53,979,151**		**59,453,190**	**50,451,767**	

1 Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% noncontrolling interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. In September and November 2010, we purchased Fidelity's 90% interest in 14 joint venture properties. Subsequent to the acquisition, the 14 properties are now wholly-owned and are consolidated by the company. One property was not acquired and will continue to be owned by one of the Fidelity Joint Ventures.

2 Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

3 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.

4 Represents non-cash gains recorded to remeasure the company's equity method investments in the Fidelity Joint Ventures to fair value as a result of the company purchasing Fidelity's 90% interest in 14 properties previously owned through the joint ventures in September and November 2010.

5 Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk - Oxford, a property that was sold in April 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.

6 Represents our share of impairment charges recorded during the periods presented for properties owned through our unconsolidated Fidelity Joint Ventures.

7 Represents a gain on insurance settlement related to significant property damage resulting from a fire that occurred at one of our wholly-owned properties in April 2010.

AMERICAN CAMPUS COMMUNITIES :: 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1] ::
$ in thousands

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended December 31,				Year Ended December 31,			
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Wholly-owned property revenues								
Same store properties[2]	$ 73,393	$ 69,956	$ 3,437	**4.9%**	$ 270,931	$ 260,833	$ 10,098	**3.9%**
New properties	13,769	519	13,250		32,113	7,576	24,537	
Total revenues[3]	**$ 87,162**	**$ 70,475**	**$ 16,687**	**23.7%**	**$ 303,044**	**$ 268,409**	**$ 34,635**	**12.9%**
Wholly-owned property operating expenses								
Same store properties[2]	$ 31,232	$ 29,962	$ 1,270	**4.2%**	$ 129,261	$ 127,874	$ 1,387	**1.1%**
New properties	6,380	268	6,112		13,776	2,273	11,503	
Total operating expenses	**$ 37,612**	**$ 30,230**	**$ 7,382**	**24.4%**	**$ 143,037**	**$ 130,147**	**$ 12,890**	**9.9%**
Wholly-owned property net operating income								
Same store properties[2]	$ 42,161	$ 39,994	$ 2,167	**5.4%**	$ 141,670	$ 132,959	$ 8,711	**6.6%**
New properties	7,389	251	7,138		18,337	5,303	13,034	
Total net operating income	**$ 49,550**	**$ 40,245**	**$ 9,305**	**23.1%**	**$ 160,007**	**$ 138,262**	**$ 21,745**	**15.7%**

1 Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009); Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010).

2 The same store property grouping for the quarter excludes properties purchased during 2010 as well as Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. The same store property grouping for the year to date period excludes the above properties as well as Barrett Honors College, which completed construction and opened for occupancy in August 2009. Including Campus Trails in the same store property grouping for the quarter and year ended December 31, 2010 would not have materially changed the same store results of operations.

3 Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

AMERICAN CAMPUS COMMUNITIES :: 5

SEASONALITY OF OPERATIONS[1] :: $ in thousands, except for per bed amounts

	Three Months Ended				
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	Total/Weighted Average
Same store properties[2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 490	$ 485	$ 480	$ 499	$ 489
Other income per occupied bed per month[3]	34	37	52	30	38
Total revenue per occupied bed	**$ 524**	**$ 522**	**$ 532**	**$ 529**	**$ 527**
Average number of owned beds	44,402	44,402	44,449 [4]	44,482	44,434
Average physical occupancy for the quarter	96.3%	94.5%	96.4%	98.5%	96.4%
Total revenue	$ 67,160	$ 65,766	$ 68,427	$ 69,578	$ 270,931
Property operating expenses	30,365	30,759	37,710	30,427	129,261
Net operating income	$ 36,795	$ 35,007	$ 30,717	$ 39,151	$ 141,670
Operating margin	*54.8%*	*53.2%*	*44.9%*	*56.3%*	*52.3%*
New properties[5]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 617	$ 615	$ 460	$ 504	$ 515
Other income per occupied bed per month[3]	21	86	52	24	35
Total revenue per occupied bed	**$ 638**	**$ 701**	**$ 512**	**$ 528**	**$ 550**
Average number of owned beds	2,377	2,729	5,485	11,463	5,514
Average physical occupancy for the quarter	94.0%	52.7%	85.7%	96.9%	88.3%
Total revenue	$ 4,284	$ 3,025	$ 7,220	$ 17,584	$ 32,113
Property operating expenses	1,111	1,529	3,951	7,185	13,776
Net operating income	$ 3,173	$ 1,496	$ 3,269	$ 10,399	$ 18,337
Operating margin	*74.1%*	*49.5%*	*45.3%*	*59.1%*	*57.1%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 496	$ 489	$ 478	$ 500	$ 491
Other income per occupied bed per month[3]	34	39	52	29	38
Total revenue per occupied bed	**$ 530**	**$ 528**	**$ 530**	**$ 529**	**$ 529**
Average number of owned beds	46,779	47,131	49,934	55,945	49,947
Average physical occupancy for the quarter	96.1%	92.1%	95.2%	98.1%	95.5%
Total revenue	$ 71,444	$ 68,791	$ 75,647	$ 87,162	$ 303,044
Property operating expenses	31,476	32,288	41,661	37,612	143,037
Net operating income	$ 39,968	$ 36,503	$ 33,986	$ 49,550	$ 160,007
Operating margin	*55.9%*	*53.1%*	*44.9%*	*56.8%*	*52.8%*

1 Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009); Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010).

2 Includes all properties owned during the full year ended December 31, 2009.

3 Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

4 Average number of owned beds for the quarter ended September 30, 2010 includes the average incremental increase related to an additional 80 beds at one property that were converted from existing retail space and opened for occupancy in Fall 2010.

5 Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010, Sanctuary Lofts, which was purchased in July 2010, Jefferson 2nd Avenue, which was purchased in December 2010, and 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously had a 10% interest. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010.

AMERICAN CAMPUS COMMUNITIES :: 6

CAPITAL STRUCTURE AS OF DECEMBER 31, 2010 :: $ in thousands

Market Capitalization

Total Debt[1]	$ 1,253,374
Total Equity Market Value[2]	2,174,821
Total Market Capitalization	**$ 3,428,195**
Debt to Total Market Capitalization	36.6%
Interest Coverage[3]	2.77

	Principal Outstanding[1]	Weighted Average Interest Rate	Average Term To Maturity
Fixed Rate Mortgage Loans[4]	$ 952,374	5.7%	3.7 Yrs
Variable Rate Construction Loan[5]	100,000	1.5%	1.0 Yrs
Revolving Credit Facility	-	-	1.6 Yrs
Secured Agency Facility	101,000	2.3%	3.7 Yrs
Senior Secured Term Loan[6]	100,000	3.3%	0.4 Yrs
Total/Weighted Average	**$ 1,253,374**	**4.9%**	**3.2 Yrs**

Fixed Rate Mortgage Loans Maturity Schedule



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$153,453[7]
$127,615
$81,891
$98,369
$197,301
$163,203
$119,000
$11,542
2011
2012
2013
2014
2015
2016
2017
2018+

1 Excludes debt related to our on-campus participating properties totaling $81.8 million with a weighted average interest rate of 7.2% and average term to maturity of 9.5 years. Also excludes net unamortized debt premiums of $9.9 million.

2 Based on share price of $31.76 as of December 31, 2010. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

4 Includes $247.8 million of mortgage loans assumed in connection with the company's September and November 2010 acquisitions of the remaining 90% interest in 14 properties previously owned in joint ventures with Fidelity in which we previously held a 10% interest.

5 In December 2010, the company exercised its option to extend the maturity of this loan through December 2011.

6 This loan matures in May 2011, at which time the company has the option to extend the maturity through May 2012. The company currently qualifies for such an extension should it choose to exercise it.

7 Three loans with GECC maturing in June 2011 and totaling $71 million have two one-year extension options for which the company currently expects to qualify.

AMERICAN CAMPUS COMMUNITIES :: 7

PORTFOLIO OVERVIEW AS OF DECEMBER 31, 2010[1] :: summary

Property Type	Units	Beds	Physical Occupancy at December 31, 2010	2009
Same Store Wholly-owned Properties - Total	**14,694**	**46,203**	**98.4%**	**96.0%**
Properties Acquired from Joint Venture[2]	2,584	8,534	97.5%	95.0%
Other New Properties[3]	807	2,363	94.7%	91.2% [4]
Wholly-owned Properties - Total	**18,085**	**57,100**	**98.1%**	**95.7%** [4]
On-campus Participating Properties	1,863	4,519	97.7%	98.1%

1 Excludes Riverside Estates, Cambridge at Southern, and Campus Walk – Oxford, which were sold in December 2009, March 2010, and April 2010, respectively.
2 Represents 14 properties purchased from two joint ventures with Fidelity in September and November 2010 in which we previously held a 10% interest.
3 Includes University Heights, a 528-bed property that was purchased from one of the Fidelity joint ventures in March 2010, Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, Sanctuary Lofts, a 487-bed property purchased in July 2010, and Jefferson 2nd Avenue, a 868-bed property purchased in December 2010.
4 Excludes Sanctuary Lofts and Jefferson 2nd Avenue, as these properties were not owned or under ACC Management as of December 31, 2009.

AMERICAN CAMPUS COMMUNITIES :: 8

2011/2012 LEASING STATUS :: wholly-owned properties - summary

Applications + Leases	Current Year: Applications + Leases[1]	Current Year: % of Rentable Beds	Prior Year: Applications + Leases[1]	Prior Year: % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]
Same Store Wholly-owned Properties-Total	24,509	54.0%	22,696	50.0%	45,414	46,203	98.4%
New Wholly-owned Properties[4]	7,112	54.6%	4,062	43.3% [5]	13,026	13,233	96.6% [5]
Wholly-owned Properties-Total	**31,621**	**54.1%**	**26,758**	**48.8%** [5]	**58,440**	**59,436**	**98.1%** [5]

Leases	Current Year: Leases[1]	Current Year: % of Rentable Beds	Prior Year: Leases[1]	Prior Year: % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]
Same Store Wholly-owned Properties-Total	21,677	47.7%	20,414	45.0%	45,414	46,203	98.4%
New Wholly-owned Properties[4]	6,547	50.3%	3,764	40.1% [5]	13,026	13,233	96.6% [5]
Wholly-owned Properties-Total	**28,224**	**48.3%**	**24,178**	**44.1%** [5]	**58,440**	**59,436**	**98.1%** [5]

1 As of February 11, 2011 for current year and February 12, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Includes the following properties: University Heights, which was purchased from one of the Fidelity joint ventures in March 2010; Campus Trails, a property that incurred business interruption due to significant property damage resulting from a fire in April 2010; Sanctuary Lofts, which was purchased in July 2010, and Jefferson 2nd Avenue, which was purchased in December 2010. Also includes 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously held a 10% interest, as well as 3 properties currently under construction and anticipated to open for occupancy in Fall 2011.
5 Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy.

AMERICAN CAMPUS COMMUNITIES :: 9

2011/2012 LEASING STATUS ::

same store wholly-owned properties with projected rental rate growth above 3%

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	University Meadows- Mt. Pleasant, MI	589	97.8%	585	97.2%	602	616	98.9%	4.0%	4.5%
2.	Brookstone Village- Wilmington, NC	75	32.3%	55	23.7%	232	238	102.5%	3.1%	4.5%
3.	University Place- Charlottesville, VA	84	16.8%	77	15.4%	500	528	93.9%	4.4%	4.4%
4.	The Club- Athens, GA	212	45.4%	289	61.9%	467	480	97.5%	4.2%	4.2%
5-6.	College Club Townhomes- Tallahassee, FL	231	43.1%	128	23.9%	536	544	98.3%	4.2%	4.2%
7.	University Manor- Greenville, NC	317	53.4%	340	57.2%	594	600	98.8%	4.1%	4.1%
8.	University Trails- Lubbock, TX	371	55.2%	412	61.3%	672	684	99.1%	4.1%	4.1%
9.	University Pines- Statesboro, GA	85	15.5%	80	14.6%	548	552	97.8%	4.1%	4.1%
10.	Abbott Place- East Lansing, MI	440	69.5%	490	77.4%	633	654	98.9%	4.0%	4.1%
11.	Callaway Villas- College Station, TX	216	31.2%	189	27.3%	692	704	99.4%	4.0%	4.0%
12.	University Mills- Cedar Falls, IA	319	67.0%	394	82.8%	476	481	99.0%	3.9%	4.0%
13.	The Callaway House- College Station, TX	415	79.3%	385	73.6%	523	538	103.5%	3.9%	3.9%
14.	The Outpost- San Marcos, TX	440	90.9%	474	97.9%	484	486	99.6%	3.6%	3.9%
15.	University Village at Boulder Creek- Boulder, CO	295	100.0%	284	96.3%	295	309	98.7%	3.3%	3.9%
16.	University Crossings- Philadelphia, PA	862	86.4%	952	95.4%	998	1,016	99.4%	3.1%	3.9%
17.	Hawks Landing- Oxford, OH	476	100.0%	476	100.0%	476	484	98.6%	4.1%	3.8%
18.	The Enclave- Bowling Green, OH	167	35.1%	172	36.1%	476	480	99.2%	3.8%	3.8%
19.	The Centre- Kalamazoo, MI	344	49.6%	267	38.5%	694	700	99.0%	3.8%	3.8%
20.	Campus Corner- Bloomington, IN	587	75.4%	489	62.8%	779	796	98.7%	2.9%	3.7%
21.	Pirates Cove- Greenville, NC	364	35.0%	356	34.2%	1,040	1,056	98.7%	3.6%	3.6%
22.	Aztec Corner- San Diego, CA	150	25.7%	165	28.3%	584	606	98.2%	3.6%	3.6%
23.	The Village at Blacksburg- Blacksburg, VA	972	93.6%	954	91.9%	1,038	1,056	99.0%	3.4%	3.5%
24.	RiverWalk Townhomes- Athens, GA	145	43.5%	188	56.5%	333	336	97.6%	3.3%	3.5%
25.	The Highlands- Reno, NV	104	14.4%	113	15.7%	720	732	89.8%	3.4%	3.4%
26.	Pirates Place- Greenville, NC	196	38.3%	73	14.3%	512	528	90.3%	3.4%	3.4%
27.	RiverClub Apartments- Athens, GA	227	29.2%	274	35.2%	778	792	96.8%	3.1%	3.4%
28-30.	University Village- Tallahassee, FL	707	99.6%	403	56.8%	710	716	99.3%	3.0%	3.4%
31.	The Edge- Orlando, FL	569	62.1%	328	35.8%	916	930	99.5%	2.8%	3.4%
32-33.	Willowtree Apartments and Towers- Ann Arbor, MI	111	13.3%	61	7.3%	837	851	99.5%	3.3%	3.3%
34-35.	University Club Townhomes- Tallahassee, FL	255	35.1%	328	45.1%	727	736	98.9%	3.3%	3.3%
36.	Olde Towne University Square- Toledo, OH	370	68.0%	321	59.0%	544	550	99.8%	3.0%	3.3%
37.	Campus Way- Tuscaloosa, AL	204	30.5%	276	41.3%	668	684	98.1%	3.2%	3.2%
38.	University Pointe- Lubbock, TX	352	52.5%	394	58.7%	671	682	99.4%	3.1%	3.1%
39.	Southview Apartments- Harrisonburg, VA	844	88.9%	802	84.5%	949	960	98.9%	3.1%	3.1%
40.	University Village Sacramento- Sacramento, CA	85	22.1%	43	11.2%	385	394	100.0%	3.0%	3.0%
41.	Villas at Chestnut Ridge- Amherst, NY	217	40.3%	252	46.8%	539	552	99.1%	3.0%	3.0%
42.	Barrett Honors College- Tempe, AZ	575	33.6%	515	30.1%	1,711	1,721	98.1%	3.0%	3.0%
43.	The Tower at 3rd- Champaign, IL	237	64.2%	195	52.8%	369	375	94.1%	2.9%	3.0%
44-46.	The Summit & Jacob Heights- Mankato, MN	402	44.1%	459	50.3%	912	930	97.1%	2.3%	3.0%
	Subtotal- Projected Rental Rate Growth Above 3%	**13,611**	**53.1%**	**13,038**	**50.9%**	**25,620**	**26,077**	**98.3%**	**3.4%**	**3.6%**

1 As of February 11, 2011 for the current year and February 12, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 10

2011/2012 LEASING STATUS, CONTINUED ::

same store wholly-owned properties with projected rental rate growth between 0% and 2.99% and properties reducing rental rates

AMERICAN CAMPUS COMMUNITIES

	Current Year		Prior Year						
	Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1. Campus Club-Statesboro, GA	140	14.3%	197	20.1%	979	984	95.3%	2.9%	2.9%
2. Stone Gate Apartments-Harrisonburg, VA	562	84.6%	657	98.9%	664	672	99.4%	3.0%	2.8%
3. Sunnyside Commons-Morgantown, WV	162	101.3%	148	92.5%	160	161	101.2%	2.9%	2.8%
4. Lakeside Apartments-Athens, GA	345	45.0%	270	35.2%	767	776	97.3%	2.6%	2.8%
5. University Gables-Murfreesboro, TN	84	13.3%	99	15.6%	633	648	96.5%	2.7%	2.7%
6. University Village, Temple-Philadelphia, PA	154	21.3%	232	32.0%	724	749	98.9%	2.6%	2.7%
7. Royal Lexington-Lexington, KY	112	31.1%	86	23.9%	360	364	98.9%	2.6%	2.6%
8. Entrada Real-Tucson, AZ	137	37.7%	186	51.2%	363	363	99.2%	2.6%	2.6%
9. Campus Walk Wilmington-Wilmington, NC	78	27.8%	57	20.3%	281	290	103.4%	1.9%	2.6%
10. Raiders Pass-Lubbock, TX	268	33.0%	295	36.3%	812	828	99.2%	2.5%	2.5%
11. Aggie Station-Bryan, TX	237	53.6%	255	57.7%	442	450	99.6%	2.5%	2.5%
12. Peninsular Place-Ypsilanti, MI	115	24.9%	87	18.9%	461	478	98.3%	2.4%	2.5%
13. The Woods at Greenland-Murfreesboro, TN	79	29.4%	56	20.8%	269	276	97.8%	2.4%	2.4%
14. The Commons-Harrisonburg, VA	370	71.7%	399	77.3%	516	528	97.7%	2.3%	2.2%
15. GrandMarc, Seven Corners-Minneapolis, MN	275	64.0%	365	84.9%	430	440	125.9%	2.2%	2.2%
16. Campus Ridge-Johnson City, TN	119	23.3%	50	9.8%	510	528	97.0%	2.2%	2.2%
17. The Village at Alafaya Club-Orlando, FL	236	28.6%	199	24.1%	825	839	99.4%	2.1%	2.1%
18. Newtown Crossing-Lexington, KY	632	67.5%	330	35.3%	936	942	98.3%	2.0%	2.1%
19. The Village on Sixth Avenue-Huntington, WV	167	22.5%	139	18.8%	741	752	97.3%	2.0%	2.0%
20. Villas on Apache-Tempe, AZ	56	19.6%	13	4.6%	285	288	87.8%	2.0%	2.0%
21. The Village at Science Drive-Orlando, FL	314	43.6%	217	30.1%	720	732	99.2%	2.0%	2.0%
22. University Village at Sweethome-Amherst, NY	160	19.6%	185	22.6%	817	828	99.3%	2.0%	2.0%
23. Raiders Crossing-Murfreesboro, TN	73	26.7%	51	18.7%	273	276	99.3%	1.8%	1.8%
24. University Club Apartments-Gainesville, FL	166	44.6%	101	27.2%	372	376	97.9%	1.7%	1.7%
25. Northgate Lakes-Orlando, FL	332	47.0%	317	44.9%	706	710	99.3%	1.5%	1.5%
26. CityParc at Fry Street-Denton, TX	213	52.6%	135	33.3%	405	418	98.8%	1.4%	1.5%
27. The Estates-Gainesville, FL	390	37.9%	302	29.3%	1,030	1,044	95.3%	1.4%	1.4%
28. University Centre-Newark, NJ	312	38.2%	287	35.2%	816	838	97.9%	0.8%	1.1%
29. The Outpost-San Antonio, TX	196	23.7%	377	45.5%	828	828	100.0%	0.8%	0.8%
30. Vista del Sol-Tempe, AZ	1,328	72.3%	957	52.1%	1,837	1,866	100.0%	1.9%	0.5%
Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**7,812**	**41.2%**	**7,049**	**37.2%**	**18,962**	**19,272**	**98.9%**	**2.0%**	**1.9%**
Subtotal-Properties Increasing Rental Rates	**21,423**	**48.1%**	**20,087**	**45.1%**	**44,582**	**45,349**	**98.5%**	**2.8%**	**2.8%**
1. Royal Village-Gainesville, FL	179	40.7%	211	48.0%	440	448	94.0%	0.8%	-0.4%
2. University Village Fresno-Fresno, CA	75	19.1%	116	29.6%	392	406	85.7%	-1.8%	-1.8%
Subtotal-Properties Reducing Rental Rates	**254**	**30.5%**	**327**	**39.3%**	**832**	**854**	**90.0%**	**-0.4%**	**-1.1%**
Total-Same Store Wholly-owned Properties	**21,677**	**47.7%**	**20,414**	**45.0%**	**45,414**	**46,203**	**98.4%**	**2.7%**	**2.8%**

1 As of February 11, 2011 for current year and February 12, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 11

2011/2012 LEASING STATUS, CONTINUED ::
new wholly-owned properties

	Current Year		Prior Year						
	Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1. State College Park-State College, PA	767	103.8%	742	100.4%	739	752	99.5%	5.0%	6.7%
2. Nittany Crossing-State College, PA	676	100.7%	680	101.3%	671	684	99.4%	5.0%	6.2%
3. The View-Lincoln, NE	107	18.2%	79	13.4%	588	590	97.1%	4.0%	4.0%
4. University Crescent-Baton Rouge, LA	286	47.1%	217	35.7%	607	612	99.0%	3.4%	3.7%
5. Burbank Commons-Baton Rouge, LA	100	19.1%	113	21.6%	524	532	98.3%	3.3%	3.3%
6. The Edge-Charlotte, NC	237	33.3%	127	17.9%	711	720	98.6%	3.0%	3.0%
7. Chapel Ridge-Chapel Hill, NC	275	51.5%	324	60.7%	534	544	98.5%	2.9%	2.9%
8. Lions Crossing-State College, PA	425	62.0%	483	70.5%	685	696	99.4%	2.6%	2.9%
9. Chapel View-Chapel Hill, NC	179	52.6%	185	54.4%	340	358	97.2%	2.8%	2.8%
10. University Walk-Charlotte, NC	95	20.0%	131	27.5%	476	480	97.9%	2.4%	2.4%
11. Uptown Apartments-Denton, TX	131	25.3%	108	20.8%	518	528	98.9%	1.9%	1.9%
12. University Oaks-Columbia, SC	341	52.7%	187	28.9%	647	662	98.9%	1.5%	1.6%
13. University Greens-Norman, OK	83	16.3%	63	12.4%	510	516	90.5%	1.3%	1.4%
14. Blanton Common-Valdosta, GA	231	27.1%	103	12.1%	853	860	88.6%	-2.0%	-2.0%
Subtotal-Joint Venture Properties Acquired[5]	**3,933**	**46.8%**	**3,542**	**42.2%**	**8,403**	**8,534**	**97.2%**	**2.6%**	**2.9%**
1. University Heights-Birmingham, AL	133	26.3%	85	16.8%	505	528	97.7%	3.0%	3.0%
2. Sanctuary Lofts-San Marcos, TX	215	45.2%	n/a	n/a	476	487	97.9%	2.4%	2.4%
3. Jefferson 2nd Avenue-Gainesville, FL	714	83.7%	n/a	n/a	853	868	n/a	n/a	n/a
Subtotal-Newly Acquired Properties	**1,062**	**57.9%**	**85**	**16.8%**	**1,834**	**1,883**	**97.8%**	**2.7%**	**2.7%**
1. Villas at Babcock-San Antonio, TX	404	51.3%	n/a	n/a	788	792	n/a	n/a	n/a
2. Lobo Village-Albuquerque, NM	573	67.3%	n/a	n/a	852	864	n/a	n/a	n/a
3. Villas on Sycamore-Huntsville, TX	409	60.1%	n/a	n/a	680	680	n/a	n/a	n/a
Subtotal-New Development Properties	**1,386**	**59.7%**	**n/a**	**n/a**	**2,320**	**2,336**	**n/a**	**n/a**	**n/a**
1. Campus Trails-Starkville, MS[6]	166	35.4%	137	29.2%	469	480	84.2%	3.5%	3.6%
Subtotal-Other New Properties	**166**	**35.4%**	**137**	**29.2%**	**469**	**480**	**84.2%**	**3.5%**	**3.6%**
Total-New Wholly-owned Properties	**6,547**	**50.3%**	**3,764**	**40.1%** [7]	**13,026**	**13,233**	**96.6%** [7]	**2.7%**	**2.9%**

1 As of February 11, 2011 for current year and February 12, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.
5 Represents properties acquired in September and November 2010 from a joint venture with Fidelity in which we previously held a 10% interest.
6 This property incurred business interruption due to significant property damage resulting from a fire in April 2010.
7 Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy.

AMERICAN CAMPUS COMMUNITIES :: 12

OWNED DEVELOPMENT UPDATE :: $ in thousands

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Lobo Village - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 39,200	41%	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,400	66%	August 2011
Villas on Sycamore	Huntsville, TX	Sam Houston State University	170	680	28,000	59%	August 2011
Portland State University - ACE	Portland, OR	Portland State University	282	978	87,800	2%	August 2012
					$ 190,400		

OWNED DEVELOPMENT PIPELINE[2]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
NAU Suites - ACE[3]	Flagstaff, AZ	Northern Arizona University	Q2 2011	550	$ 27,600	August 2012
NAU Townhomes - ACE[3]	Flagstaff, AZ	Northern Arizona University	Q2 2011	580	33,600	August 2012
Arlington Development[4]	Arlington, TX	Univ. of Texas at Arlington	Q2 2011	490	23,700	August 2012
Kennesaw Development[4]	Kennesaw, GA	Kennesaw State University	Q2 2011	450	21,500	August 2012
Univ. of New Mexico Phase II - ACE[3]	Albuquerque, NM	University of New Mexico	Q2 2011	1,000	36,100	August 2012
Amherst Development[4]	Amherst, NY	University of Buffalo	Q3 2011	600	42,600	August 2012
College Station Development[4]	College Station, TX	Texas A&M University	Q3 2011	640	33,900	August 2012
ASU - West Campus Phase I - ACE[3]	Phoenix, AZ	Arizona State University	Q3 2011	360	14,300	August 2012
ASU - Ocotillo - ACE[3, 5]	Tempe, AZ	Arizona State University	Q3 2011	400	21,400	August 2012
ASU - Manzanita - ACE[3, 5]	Tempe, AZ	Arizona State University	Q2/Q3 2012	810	50,500	August 2013
Carbondale Development[4]	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
ASU - West Campus Phase II - ACE[3]	Phoenix, AZ	Arizona State University	TBD	TBD	TBD	TBD
					$ 337,300	

1 Based on costs incurred under the general construction contract as of December 31, 2010. As of December 31, 2010, the total Construction in Progress balance is $54.2 million, representing costs incurred under the total project budget.

2 Does not include undeveloped land parcels in 3 university markets totaling $10.6 million.

3 ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

4 Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

5 Previously disclosed as ASU Component III.

AMERICAN CAMPUS COMMUNITIES :: 13

THIRD-PARTY DEVELOPMENT UPDATE :: $ in thousands

	Three Months Ended December 31,			Year Ended December 31,		
	2010	2009	$ Change	2010	2009	$ Change
Development services revenue	$ 1,044	$ 1,317	$ (273)	$ 9,302	$ 5,015	$ 4,287
% of total revenue	1.1%	1.6%		2.7%	1.6%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date	Fees Earned in Current Year	Remaining Fees[1]	Scheduled Completion
Euclid Commons[2]	Cleveland, OH	Cleveland State University	163	600	$ 2,535	$ 2,007	$ 507	$ 528	August 2010/2011
Edinboro University - Phase II	Edinboro, PA	Edinboro University	277	856	2,193	1,442	1,442	751	August 2011
					$ 4,728	$ 3,449	$ 1,949	$ 1,279	

ON-CAMPUS AWARD PIPELINE[3]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
Illinois State University	Normal, IL	Third-party	Q1 2011	$ 2,500
Northern Illinois University	DeKalb, IL	Third-party	Q1 2011	4,000
CUNY - Staten Island[4]	Staten Island, NY	Third-party	TBD	TBD
Princeton University	Princeton, NJ	Undetermined	Q1 2013	TBD
Univ. of California, Irvine - Future Phases[5]	Irvine, CA	Undetermined	TBD	TBD
University of Wyoming	Laramie, WY	Undetermined	TBD	TBD
				$ 6,500

1 As of December 31, 2010.

2 The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.

3 These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

4 Construction commencement for this project is subject to fluctuations in the project-based bond financing market and final construction pricing. The company has executed an Interim Services Agreement with the University whereby the University is obligated to exclusively use the company as developer for this or any other student housing project on the University's campus through 2017. Should the cost of financing via project-based bonds not improve sufficiently to allow for a near-term closing, the company and University plan to continue to work together to redesign and value engineer the project until such feasibility is achieved.

5 Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with the company, they would be considered part of the original procurement.

AMERICAN CAMPUS COMMUNITIES :: 14

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended December 31,			Year Ended December 31,		
	2010	2009	$ Change	2010	2009	$ Change
Management services revenue	$ 2,061	$ 2,219	$ (158)	$ 8,670	$ 8,795	$ (125)
% of total revenue	2.1%	2.7%		2.5%	2.9%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
Vista Lofts	Denver, CO	University of Denver	291	$ 50	Oct/Nov 2010
Euclid Commons Phase II	Cleveland, OH	Cleveland State University	265	38	August 2011
UT Dallas Residence Hall Phase II	Richardson, TX	University of Texas at Dallas	400	90	August 2011
CUNY - Staten Island[2]	Staten Island, NY	City University of New York	TBD	TBD	TBD
				$ 178	

DISCONTINUED MANAGEMENT CONTRACTS

Property / Properties	Location	University / Institution Served	Approximate Beds	2010 Fee Contribution Prior to Termination	Discontinued As Of
3-property Joint Venture Portfolio[3]	Various	Various	1,728	$ 310	November 2010
Pegasus Landing / Pegasus Pointe	Orlando, FL	University of Central Florida	3,756	1,250	January 2011
				$ 1,560	

1 Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2 Management contract is contingent upon the successful closing and completion of development project and negotiation of management agreement.
3 Represents properties acquired from a joint venture with Fidelity in which we previously held a 10% interest.

AMERICAN CAMPUS COMMUNITIES :: 15

INVESTOR INFORMATION ::

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Andrew DiZio	Janney Capital Markets	(215) 665-6439	adizio@janney.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum / Dustin Pizzo	UBS Investment Research	(212) 713-2484 / (212) 713-4847	ross.nussbaum@ubs.com / dustin.pizzo@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





AMERICAN CAMPUS COMMUNITIES :: 16

AMERICAN CAMPUS COMMUNITIES :: FORWARD-LOOKING STATEMENT :: In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.